                                                                   Exhibit 10.96


                                  EXHIBIT "A"

                           CERTIFICATE OF AMENDMENT
                                      OF
                AMENDED AND RESTATED ARTICLES OF INCORPORATION
                                      OF
                        MICROELECTRONIC PACKAGING, INC.
                           a California corporation

          Andrew Wrobel and Denis Trafecanty certify that:

          1. They are the President and the Secretary, respectively, of MICROELECTRONIC PACKAGING, INC., a California corporation.

          2. Article III of the Restated Articles of Incorporation of this corporation is amended to read as follows:

                                  ARTICLE III
                                  -----------

          This corporation is authorized to issue two classes of shares to be designated respectively "Common Stock" and "Preferred Stock." The number of shares of Common Stock this corporation is authorized to issue is Fifty Million (50,000,000), without par value. The number of shares of Preferred Stock this corporation is authorized to issue is 9,362,777, without par value, all of which are designated as "Series A Preferred Stock."

          1.   Rights, Preferences, Privileges and Restrictions of Common Stock.
               -----------------------------------------------------------------
The rights, preferences, privileges and restrictions granted to and imposed on this corporation's Common Stock are as follows:

               A.   Dividend Rights. Subject to any rights, preferences and
                    ---------------
privileges that have been granted to the Series A Preferred Stock, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

               B.   Liquidation Rights. Subject to any rights, preferences and
                    ------------------
privileges that have been granted to the Series A Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation, the holders of shares of the Common Stock shall be entitled to receive all of the assets of the corporation available for distribution to its shareholders, ratable in proportion to the number of shares of the Common Stock held by them.

               C.   Redemption.  The Common Stock is not redeemable.
                    ----------

               D.   Voting Rights. Subject to any rights, preferences and
                    -------------
privileges that have been granted to the Series A Preferred Stock, the holders of shares of Common Stock shall be entitled to vote on all matters at all meetings of the shareholders of the corporation and shall be entitled to one vote for each share of Common Stock entitled to vote at such meeting.

          2.   Rights, Preferences, Privileges and Restrictions of Series A
               ------------------------------------------------------------
Preferred Stock. The rights, preferences, privileges and restrictions granted to
---------------
and imposed on this corporation's Series A Preferred Stock are as follows:

               A. Dividends.
                  ---------

                    1.   Fixed Amount. Out of any assets legally available
                         ------------
therefor, the Board shall have discretion (but shall not be required) to declare a dividend on the outstanding Series A Preferred Stock at the fixed rate of Three Point Five Seven Cents ($0.0357) per share per annum (subject to adjustment to equitably account for any stock splits, stock dividends, combinations, recapitalizations or the like, and not compounded from one year to the next) ("Fixed Amount Dividends"). Fixed Amount Dividends shall be payable only when, as, and if declared by the Board. Fixed Amount Dividends payable to the holders of Series A Preferred Stock pursuant hereto, whether or not declared by the Board, shall at all times be cumulative until paid in full, and shall be paid in preference and priority to any Common Equivalent Dividends (as that term is defined in Section A(2) below), and any dividend or other distribution being paid or distributed to the holders of Common Stock.

                    2.   Common Equivalent. Subject to the priority of the Fixed
                         -----------------
Amount Dividends, in the event the Board declares a dividend on or other distribution with respect to the corporation's outstanding common stock ("Common Stock"), which is payable other than in Common Stock and/or other securities or rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock, then out of any assets legally available therefor, the holders of Series A Preferred Stock shall concurrently receive dividends or other distributions in an amount equal to (a) the amount of the dividend or other distribution payable on one share of Common Stock; multiplied by (b) the number of shares of Common Stock, rounded to the nearest whole number (with one half being rounded upward), into which the total number of shares of Series A Preferred Stock held by such holder could be converted on the record date for determining which holders of Common Stock are entitled to receive the dividend or other distribution in question ("Common Equivalent Dividends"). Common Equivalent Dividends payable to the holders of Series A Preferred Stock pursuant hereto shall at all times be cumulative until paid in full, and shall be paid in preference and priority to any dividend or other distribution being paid or distributed to the holders of Common Stock.

                    3.   Treatment Upon Conversion. Upon any conversion of the
                         -------------------------
Series A Preferred Stock pursuant to the provisions of Section D hereof entitled Conversion ("Triggering Conversion"), any Fixed Amount Dividends and/or Common
----------
Equivalent Dividends payable with respect to the shares of Series A Preferred Stock being converted (collectively "Conversion Dividends"), shall concurrently be converted into that number of shares of this corporation's fully paid and nonassessable Common Stock determined by dividing the dollar amount of the Conversion Dividends by the Conversion Price applicable to the Triggering Conversion ("Dividend Conversion Shares"). Otherwise, the provisions of Section D hereof entitled Conversion shall be applicable to the Dividend Conversion
                  ----------
Shares in the same manner as
such provisions are applicable to any other shares of Common Stock to be issued pursuant to the Triggering Conversion.

                    4.   Waiver. Pursuant to the affirmative vote, written
                         ------
consent or agreement of the holders of a majority of the then outstanding Series A Preferred Stock ("Approving Preferred Majority"), the Approving Preferred Majority shall be entitled on behalf of all holders of Series A Preferred Stock, to waive any dividend such holders would otherwise be entitled to receive, including without limitation, any Fixed Amount Dividends and/or Common Equivalent Dividends (collectively the "Preferred Dividends").

               B. Liquidation Preference. In the event of any liquidation,
                  ----------------------
dissolution or winding up of this corporation, either voluntary or involuntary:

                    1.   Priority Distribution. The holders of Series A
                         ---------------------
Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of this corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (a) One Dollar and Two Cents ($1.02) for each outstanding share of Series A Preferred Stock (subject to adjustment to equitably account for any stock splits, stock dividends, combinations, recapitalizations or the like) ("Original Series A Issue Price"), plus (b) an amount equal to any declared but unpaid dividends on such share, including without limitation, any accumulated balance of Preferred Dividends ("Priority Distribution"). If the assets and funds thus distributed among the holders of the Series A Preferred Stock shall be insufficient to permit payment to such holders of the full amount of the Priority Distribution, then the entire assets and funds of this corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock in proportion to the amount of such stock owned by each such holder.

                    2.   Acquisition or Sale. For purposes of this Section B
                         -------------------
entitled Liquidation Preference, a liquidation, dissolution or winding up of
         ----------------------
this corporation shall be deemed to be occasioned by, or to include (unless an Approving Preferred Majority shall determine otherwise), (a) the acquisition of this corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of this corporation; or (b) a sale of all or substantially all of the assets of this corporation (collectively "Acquisition or Sale"). In the event of any Acquisition or Sale, if the consideration received by this corporation or its shareholders is other than cash, the value of the non-cash consideration will be deemed to be equal to its fair market value, except that the value of any securities received in any Acquisition or Sale shall be determined as follows:

                            (a)  For securities not subject to an investment
letter or other similar restriction on free marketability covered by Section B(2)(b) below:

                                   (i)   If traded on a securities exchange or
through the Nasdaq National Market, the value shall be deemed to be the average of the closing prices of the securities on such exchange or system over the thirty (30) day period ending three (3) days prior to the closing of the Acquisition or Sale;

                                   (ii)  If actively traded over-the-counter,
the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing of the Acquisition or Sale; or

                                   (iii) If there is no active public market,
the value
shall be the fair market value thereof, as mutually determined by the Board and an Approving Preferred Majority.

                              (b)  The method of valuation of securities subject
to an investment letter or other restriction on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined above in Section B(2)(a), to reflect the approximate fair market value thereof, as mutually determined by the Board and an Approving Preferred Majority.

                              (c)  In the event the requirements of this Section
B(2)(c) are not complied with, this corporation shall forthwith either: (i) cause the closing of the Acquisition or Sale to be postponed until the time such requirements have been complied with; or (ii) cancel the Acquisition or Sale, in which event the rights, preferences, privileges and restrictions of the holders of Series A Preferred Stock shall revert to and be the same as such rights, preferences, privileges and restrictions existing immediately prior to the date the first Transaction Notice (as hereafter defined) is given. This corporation shall give each holder of record of Series A Preferred Stock written notice of any impending Acquisition or Sale not later than (i) twenty (20) days prior to the shareholders' meeting called to approve such Acquisition or Sale, or (ii) twenty (20) days prior to the closing of such Acquisition or Sale, whichever is earlier, and shall also notify such holders in writing of the final approval of such Acquisition or Sale (any of the foregoing a "Transaction Notice"). The first Transaction Notice to be given shall describe the material terms and conditions of the impending Acquisition or Sale, and this corporation shall thereafter give holders of record of the Series A Preferred Stock prompt notice of any material changes in such material terms and conditions ("Material Change Notice"). The Acquisition or Sale shall in no event take place sooner than twenty (20) days after this corporation has given the first Transaction Notice, or sooner than ten (10) days after this corporation has given any Material Change Notice; provided, however, that such periods may be shortened by an Approving Preferred Majority.

               C.   Redemption. To the extent it may otherwise lawfully do so,
                    ----------
this corporation shall be entitled, in the sole discretion of the Board, to redeem all or any part of the outstanding shares of Series A Preferred Stock, in accordance and compliance with the following provisions:

                       1.  Notice. Not less than twenty (20) and not more than
                           ------
thirty (30) days prior to the date as of which the Board intends to give effect to a redemption of some or all of the shares of Series A Preferred Stock ("Redemption Date"), a written notice shall be mailed, first class postage prepaid, to each holder of record (at the close of business on the business day next preceding the day on which notice is mailed) of the Series A Preferred Stock to be redeemed, at the address last shown on the records of this corporation for such holder, notifying such holder of the redemption to be effected on the applicable Redemption Date, specifying each of the following:
(a) the number of shares to be redeemed from such holder ("Redemption Shares");
(b) the Redemption Date; (c) the Series A Redemption Price (as that term is hereafter defined); (d) the then applicable Conversion Price (as that term is hereafter defined); (e) the date of termination of the right to convert the Redemption Shares into shares of Common Stock, which date shall not be earlier than five (5) days prior to the Redemption Date ("Conversion Termination Date"); and (e) the place at which payment may be obtained; and shall call upon such holder to surrender to this corporation, in the manner and at the place designated, his, her or its certificate or certificates representing the shares to be redeemed ("Redemption Notice").

                    2.   Partial Redemptions to be Pro-Rata. In the event a
                         ----------------------------------
Redemption Notice specifies that less than all of the outstanding shares of Series A Preferred Stock are to be redeemed, then the number of shares of Series A Preferred Stock to be redeemed shall be allocated pro-rata among all of the holders thereof, based on the proportionate number of shares of Series A Preferred Stock held by each such holder.

                    3.   Conversion Prior to Redemption. Upon receiving a
                         ------------------------------
Redemption Notice, at any time prior the to Conversion Termination Date stated therein, each holder of Series A Preferred Stock shall be entitled to convert some or all of the Redemption Shares into shares of Common Stock pursuant to the provisions of Section D(1) below. Any such conversion shall be deemed to take place on the Redemption Date. Any shares of Series A Preferred Stock not converted to shares of Common Stock pursuant hereto shall remain subject to redemption pursuant to the provisions of this Section C entitled Redemption, and
                                                                 ----------
as set forth in the Redemption Notice. If this corporation fails to carry out the redemption of any Redemption Shares that are not converted to shares of Common Stock pursuant to this Section C(3), then in such event, the redemption described in the Redemption Notice shall be deemed null and void, and any conversion of shares of Series A Preferred Stock into shares of Common Stock pursuant hereto, shall also be deemed null and void.

                    4.   Redemption Price. The price per share required to be
                         ----------------
paid by the corporation upon the redemption of any share of Series A Preferred Stock pursuant hereto shall be equal to the sum of (a) the Original Series A Issue Price (subject to adjustment to equitably account for any stock splits, stock dividends, combinations, recapitalizations or the like), plus (b) an amount equal to any declared but unpaid dividends on such share, including without limitation, any accumulated balance of Preferred Dividends ("Series A Redemption Price").

                    5.   Certificates. On or after the Redemption Date, each
                         ------------
holder of Redemption Shares that have not been converted into shares of Common Stock pursuant to Section C(3) hereof, shall surrender to this corporation the certificate or certificates representing such Redemption Shares ("Redemption Certificates"), in the manner and at the place designated in the Redemption Notice, and thereupon the applicable Series A Redemption Price shall be payable to the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In the event less than all the shares represented by any such certificate are redeemed, a new certificate shall be issued representing the unredeemed shares. If on the Redemption Date the funds necessary for the redemption of the Redemption Shares shall be available therefor, then any Redemption Shares so called for redemption for which Redemption Certificates are not surrendered, shall nevertheless be considered redeemed, and all rights of the holders thereof shall be terminated, except for only the right to receive the Redemption Price without interest upon the surrender of the Redemption Certificates.

                    6.   Payment. Concurrently with receiving the Redemption
                         -------
Certificates, this corporation shall pay the Series A Redemption Price to the person whose name appears on the Redemption Certificates, in cash in one lump sum.

                    7.   No Previous Redemption of Common Stock. At all times
                         --------------------------------------
while
any shares of Series A Preferred Stock are outstanding, this corporation shall not redeem any shares of Common Stock, unless such redemption has been authorized by an Approving Preferred Majority.

                    8.   Good Faith Modification. Regardless of any of the
                         -----------------------
provisions of this Section C entitled Redemption, the holders of the outstanding
                                      ----------
shares of Series A Preferred Stock shall consider in good faith any request of the Board to modify the rights, preferences and privileges of such holders pursuant to this Section C entitled Redemption, if the Board deems such
                                    ----------
modification reasonably necessary to permit this corporation to obtain financing or credit from a financial institution.

               D. Conversion. The holders of the Series A Preferred Stock shall
                  ----------
have conversion rights as follows ("Conversion Rights"):

                    1.   Voluntary Conversion. Each share of Series A Preferred
                         --------------------
Stock shall be convertible, (i) at the sole option of the holder thereof, at any time after the date of issuance of such share, or (ii) at the sole option of the holder thereof, on or prior to the fifth (5th) day prior to the Redemption Date, if any, as may have been fixed in any Redemption Notice with respect to such share of the Series A Preferred Stock, at the office of this corporation or any transfer agent for such stock and in the manner provided in Section 2(D)(3) hereof ("Voluntary Conversion"), into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Conversion Price applicable to such share, determined as hereafter provided, in effect on the date the certificate is surrendered for conversion. The initial Conversion Price per share for shares of Series A Preferred Stock shall be Fifty One Cents ($0.51); provided, however, that the Conversion Price for the Series A Preferred Stock shall be subject to adjustment as set forth in Section D(4) below.

                    2.   Automatic Conversion. In addition to the right of
                         --------------------
Voluntary Conversion provided in Section 2(D)(1) hereof, each share of Series A Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price in effect at that time for the Series A Preferred Stock, immediately upon this corporation's receipt of the written consent of the Approving Preferred Majority to the conversion of all then outstanding Series A Preferred Stock under this Section D.

                    3.   Mechanics of Conversion. Before any holder of Series A
                         -----------------------
Preferred Stock shall be entitled to convert the same into shares of Common Stock, he or she shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, within two (2) days after receipt of such written notice, issue and deliver at such office to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date.

                    Regardless of any of the foregoing provisions, this corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing the shares of Series A Preferred Stock being converted are either delivered to the corporation or any transfer agent as provided herein, or the holder notifies the corporation or any transfer agent that such certificates have been lost, stolen, or destroyed and executes an agreement reasonably satisfactory to the corporation to indemnify the corporation from any loss reasonably incurred by it in connection therewith.

                    4.   Conversion Price Adjustments of Preferred Stock for
                         ---------------------------------------------------
Certain Dilutive Issuances, Splits and Combinations. The Conversion Price of the
---------------------------------------------------
Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                         (a)  If this corporation shall issue, after the date
upon which any shares of Series A Preferred Stock were first issued ("Purchase Date"), any Additional Stock (as hereafter defined) without consideration or for a consideration per share less than the Conversion Price for the Series A Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for the Series A Preferred Stock in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this Section D(4)) be adjusted to a price determined by multiplying such Conversion Price by a fraction, (i) the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to the issuance of the Additional Stock in question (including shares of Common Stock deemed to be issued pursuant to Section D(4)(f)(i) or (ii) hereof, but not including shares excluded from the definition of Additional Stock by Section D(4)(g)(ii) hereof), plus the number of shares of Common Stock that the aggregate consideration received by this corporation for such issuance would purchase at such Conversion Price; and (ii) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issuance (including shares of Common Stock deemed to be issued pursuant to Section D(4)(f)(i) or
(ii) hereof, but not including shares excluded from the definition of Additional Stock by Section D(4)(g)(ii) hereof), plus the number of shares of Additional Stock in question.

                         (b)  No adjustment of the Conversion Price for the
Series A Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments that are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to three (3) years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of three (3) years from the date of the event giving rise to the adjustment being carried forward.

                         (c)  Except to the extent provided for in Section
D(4)(f)(iii) and (iv) hereof, and Section D(4)(i) hereof, no adjustment of the Conversion Price pursuant to this Section D(4) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                         (d)  In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                         (e)  In the case of the issuance of the Common Stock
for a
                                       8
consideration in whole or in part other than cash, the consideration shall be deemed to be the fair market value thereof as determined in good faith by the Board irrespective of any accounting treatment.

                         (f)  In the case of the issuance (whether before, on or
after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms ultimately convertible into or exchangeable for Common Stock, or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of Sections D(4)(a) through (g) hereof:

                                 (i)   The aggregate maximum number of shares of
Common Stock deliverable upon exercise (assuming the satisfaction of any conditions to exercisability, including without limitation, the passage of time, but without taking into account potential antidilution adjustments), to the extent then exercisable, of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in Section D(4)(d) and (e) hereof), if any, received by this corporation upon the issuance of such options or rights plus the minimum exercise price provided for in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                                 (ii)  The aggregate maximum number of shares of
Common Stock deliverable upon conversion of, or in exchange for (assuming the satisfaction of any conditions to convertibility or exchangeability, including, without limitation, the passage of time, but without taking into account potential antidilution adjustments), to the extent then convertible or exchangeable, any such convertible or exchangeable securities, or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and the subsequent conversion or exchange thereof, shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to (1) the consideration, if any, received by this corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends); plus (2) the minimum additional consideration, if any, to be received by this corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in Sections D(4)(d) and (e) hereof).

                                 (iii) In the event of any change in the number
of shares of Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, then the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities. However, in no event shall (1) the amount of any increase in the Conversion Price that may result from any recomputation pursuant to this Section 2.D.4(f)(iii) of this Article III, as a proportion of the Conversion Price in effect at the time such recomputation takes place ("Proportionate Increase"); be greater than (2) the amount of any decrease in the Conversion Price that occurred as a result of the issuance of the options, rights, or convertible or exchangeable securities in question, as a proportion of the Conversion Price in effect at the time such decrease took place ("Proportionate Decrease").

                                 (iv)  Upon the expiration of any such options
or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price of the Series A Preferred Stock, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities that remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities. However, in no event shall (1) the amount of any increase in the Conversion Price that may result from any recomputation pursuant to this Section 2.D.4(f)(iv) of this
Article III, as a proportion of the Conversion Price in effect at the time such recomputation takes place ("Proportionate Increase"); be greater than (2) the amount of any decrease in the Conversion Price that occurred as a result of the issuance of the options, rights, or convertible or exchangeable securities in question, as a proportion of the Conversion Price in effect at the time such decrease took place ("Proportionate Decrease").

                                 (v)   The number of shares of Common Stock
deemed issued and the consideration deemed paid therefor pursuant to Sections D(4)(f)(i) and (ii) hereof, shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either Section D(4)(f)(iii) and (iv) hereof.

                         (g)  For purposes of this Section D(4), the term
"Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to Section D(4)(f)) by this corporation after the Purchase Date, except for any of the following:

                                 (i)   Common Stock issued pursuant to a
transaction described in Section D(4)(h) below; or

                                 (ii)  Common Stock issuable or issued to (1)
employees, consultants or directors of this corporation directly or pursuant to a stock option plan or restricted stock plan, and such issuance has been approved by the Board, or (2) vendors or joint venture partners of this corporation, but only if such issuance is in a transaction with primarily a non-financing purpose, and has been approved by the Board.

                         (h)  In the event this corporation should at any time
or from time to time after the Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (collectively referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the Conversion Price of the Series A Preferred Stock shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents (with the number of shares issuable with respect to Common Stock Equivalents determined from time to time in the manner provided for deemed issuances in Section D(4)(f) hereof).

                              (i)  If the number of shares of Common Stock
outstanding at any time after the Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the Conversion Price for the Series A Preferred Stock shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

                         5.   Other Distributions. In the event this corporation
                              -------------------
shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in Section D(4)(h) hereof, then, in each such case for the purpose of this Section D(5), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of this corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.

                         6.   Recapitalizations. If at any time or from time to
                              -----------------
time there shall be a recapitalization or reclassification of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section D entitled Conversion, or in Section B
                                                  ----------
hereof entitled Liquidation Preference, provision shall be made so that the
                ----------------------
holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of this corporation or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization or reclassification. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section D entitled Conversion, with respect to the rights of the holders of the Series A Preferred
----------
Stock after the recapitalization or reclassification, to the end that the provisions of this Section D entitled Conversion (including adjustment of the
                                      ----------
Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                         7.   No Impairment. This corporation will not, by
                              -------------
amendment or restatement of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section D entitled Conversion, and in the taking of all such action as may be necessary or
         ----------
appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

                         8.   No Fractional Shares. No fractional shares shall
                              --------------------
be issued upon the conversion of any share or shares of the Series A Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share (with one half being rounded upward). Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                         9.   Certificate of Adjustment. Upon the occurrence of
                              -------------------------
each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section D entitled Conversion, this corporation, at its
                                          ----------
expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (a) such adjustment and readjustment, (b) the Conversion Price for such series of Preferred Stock at the time in effect, and
(c) the number of shares of Common Stock and the amount, if any, of other property that at the time would be received upon the conversion of a share of Series A Preferred Stock.

                         10.  Notices of Record Date. In the event of any taking
                              ----------------------
by this corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock, at least twenty (20) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                         11.  Reservation of Stock Issuable Upon Conversion.
                              ---------------------------------------------
This corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes, including, without limitation, engaging in best efforts to obtain the requisite shareholder approval of any necessary amendment to the corporation's articles of incorporation.

                         12.  Notices. Any notice required by the provisions of
                              -------
this Section D entitled Conversion, to be given to the holders of shares of
                        ----------
Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

               E. Voting Rights.
                  -------------

                         1.   Generally.  The holder of each share of Series A
                              ---------
Preferred

Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock could then be converted, and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the bylaws of this corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote. Fractional votes shall not, however, be permitted and any fractional voting rights available on an as-converted basis (after aggregating all shares into which shares of Series A Preferred Stock held by each holder could be converted) shall be rounded to the nearest whole number (with one-half being rounded upward).

                         2.   Board of Directors Election and Removal.
                              ---------------------------------------

                              (a)  Election.  So long as any shares of Series A
                                   --------
Preferred Stock are outstanding: (i) the holders of the Series A Preferred Stock, voting as a separate series (with cumulative voting rights as among themselves in accordance with Section 708 of the California Corporations Code), shall be entitled to elect one (1) director of this corporation; and (ii) the holder of the Series A Preferred Stock and the Common Stock, voting together as a single class (with cumulative voting rights as among themselves in accordance with Section 708 of the California Corporations Code), shall be entitled to elect the remaining directors of this corporation.

                              (b)  Quorum; Required Vote.
                                   ---------------------

                                   (i)  Quorum.  At any meeting held for the
                                        ------
purpose of electing directors, the presence in person or by proxy: (A) of the holders of a majority of the shares of the Series A Preferred Stock shall constitute a quorum of the Series A Preferred Stock for the election of directors to be elected solely by the holders of the Series A Preferred Stock; and (B) of holders of Series A Preferred Stock and Common Stock representing a majority of the voting power of all the then-outstanding shares of the directors to be elected jointly by the holders of the Series A Preferred Stock and the Common Stock.

                                   (ii) Required Vote.  With respect to the
                                        -------------
election of any director or directors by the holders of the outstanding shares of a specified series, series', class or classes of stock given the right to elect such director or directors pursuant to Section E(2)(a) above (the "Specified Stock"), that candidate or those candidates (as applicable), shall be elected who either: (i) in the case of any such vote conducted at a meeting of the holders of such Specified Stock, receive the highest number of affirmative votes of the outstanding shares of such Specified Stock, up to the number of directors to be elected by such Specified Stock; or (ii) in the case of any such vote taken by written consent without a meeting, are elected by the unanimous written consent of the holders of the shares of such Specified Stock, except that, if such vote is to fill a vacancy on the Board other than a vacancy created by removal of a director, such vacancy may be filled election by the written consent of the holders of a majority of the outstanding shares of such Specified Stock.

                              (c)  Vacancy.  If there shall be any vacancy in
                                   -------
the office of a director elected by the holders of any Specified Stock pursuant to Section E(2)(a), then a successor to hold office for the unexpired term of such director may be elected by either: (i) the remaining director or directors (if any) in the office that were so elected by the holders of such Specified Stock, by the affirmative vote of a majority of such directors (or by the sole remaining director elected by the holders of such

Specified Stock if there be but one); or (ii) the required vote of holders of the shares of such Specified Stock specified in Section E(2)(b)(ii) above that are entitled to elect such director under Section E(2)(a).

                              (d)  Removal. Subject to Section 303 of the
California Corporations Code, any director who shall have been elected to the Board by the holders of any Specified Stock pursuant to Section E(2)(a) or by any director or directors elected by holder of any Specified Stock as provided in Subsection E(2)(c), may be removed during his or her term of office, either with or without cause, by, and only by, the affirmative vote of shares representing a majority of the voting power of all the outstanding shares of such Specified Stock entitled to vote given either at a meeting of such shareholders duly called for that purpose or pursuant to a written consent of shareholders without a meeting, and any vacancy created by such removal may be filled only in the manner provided in Section E(2)(c).

                              (e)  Procedures. Any meeting of the holders of any
                                   ----------
Specified Stock, and any action taken by the holders of any Specified Stock written consent without a meeting, in order to elect or remove a director under this Section E(2), shall be held in accordance with the procedures and provisions of this corporation's bylaws, the California Corporations Code and applicable law regarding shareholder meetings and shareholder actions by written consent, as such are then in effect (including, but not limited to, procedures for determining the record date for shares entitled to vote).

               F. Protective Provisions. So long as any shares of Series A
                  ---------------------
Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of at least two thirds (2/3) of the then outstanding shares of Series A Preferred Stock:

                    1. Sell, convey, or otherwise dispose of all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly-owned subsidiary corporation) or effect any transaction or series of related transactions in which more than fifty percent (50%) of the voting power of this corporation is disposed of;

                    2. Alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock.

                    3. Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series A Preferred Stock;

                    4. Authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security senior to or on a parity with the Series A Preferred Stock with respect to dividends, liquidation, redemption or voting;

                    5. Redeem, purchase or otherwise acquire (or pay into or set aside for a sinking fund for such purpose) any share or shares of the capital stock of this corporation; provided, however, that this restriction shall not apply to (i) the repurchase of shares of Common Stock from employees, officers, directors, consultants or other persons performing services for this corporation or any subsidiary pursuant to agreements under which this corporation has the option to repurchase such shares at cost, or at cost upon the occurrence of certain events, such as the termination of employment, or (ii) the redemption of any share or shares of Preferred Stock in accordance with the provisions of Section C hereof entitled Redemption;
----------

                    6. Amend or otherwise modify this corporation's articles of incorporation in such a manner as to alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock so as to adversely affect such shares;

                    7. Declare or pay any dividends or other distributions of any kind on or with respect to shares of Common Stock (other than such a dividend payable solely in the form of shares of Common Stock);

                    8. Declare or pay any dividends or other distributions of any kind on or with respect to shares of Series A Preferred Stock, except for Fixed Amount Dividends.

                    9. Take any other action with respect to which the holders of Series A Preferred Stock are entitled to vote and/or grant approval as a separate class or series under the applicable laws of the State of California.

                    10. Reclassify any outstanding shares of securities of this corporation into shares having rights, preferences or privileges senior to or on a parity with the Series A Preferred Stock.

               G.   Status of Redeemed or Converted Stock. In the event any
                    -------------------------------------
shares of Series A Preferred Stock shall be redeemed or converted pursuant to Section C hereof entitled Redemption, or Section D hereof entitled Conversion,
                          ----------                               ----------
the shares so redeemed or converted shall be canceled.

          3. The foregoing amendment of Amended and Restated Articles of Incorporation has been duly approved by the Board of Directors.

          4. The foregoing amendment of Amended and Restated Articles of Incorporation has been duly approved by the required vote of shareholders in accordance with Section 902 and Section 903 of the California Corporations Code. The total number of outstanding shares of this corporation's Common Stock is 10,856,890. There are no outstanding shares of this corporation's Preferred Stock. The number of shares of this corporation's Common Stock

[The remainder of this page has been intentionally left blank.]

voting in favor of the Amendment equaled or exceeded the vote required. The percentage vote required was more than fifty percent (50%).

          The undersigned further declare under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of their own knowledge.


Date: ______________, 1999



___________________________________          _________________________________
Andrew Wrobel, President                     Denis Trafecanty, Secretary

This redlined draft, generated by CompareRite (TM) - The Instant Redliner, shows the differences between -
original document   : R:\CLIENTS\M\MICROELECTRONIC PACKAGING\01 GENERAL
BUSINESS\DOCUMENTS\DBS\ARTSAMEND02.WPD
and revised document: R:\CLIENTS\M\MICROELECTRONIC PACKAGING\01 GENERAL BUSINESS\DOCUMENTS\DBS\ARTSAMEND04.WPD

CompareRite found   11 change(s) in the text
CompareRite found    0 change(s) in the notes

Deletions appear as Strikethrough text
Additions appear as Bold text